UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 20, 2018

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.  Other Events.

On February 20, 2018, Tabula Rasa HealthCare, Inc. (the “Company”) was informed that Emerald Stage2 Ventures L.P. (“Emerald”) sold 80,836 shares of the Company’s common stock pursuant to Emerald’s pre-arranged stock trading plan (the “Plan”) which was designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy regarding stock transactions. The Plan was previously adopted on January 26, 2018, which was during the Company’s most recent open trading window period under the Company’s insider trading policy. Under the Plan, Emerald is permitted to sell up to an aggregate of 300,000 shares of the Company’s common stock on the open market at prevailing market prices pursuant to a pre-established formula and at the times specified in the Plan. Subsequent to February 20, 2018, Emerald informed the Company that it sold an additional 171,406 shares of the Company’s common stock pursuant to the Plan and that 47,758 shares of the Company’s common stock remain available for sole pursuant to the terms of the Plan. If all the shares subject to the Plan were sold, Emerald would retain approximately 38% of Emerald’s current holdings. Bruce Luehrs, a member of the Company’s board of directors, is an affiliate of Emerald.

The Plan was initiated in connection with Emerald’s long-term strategy for asset diversification and providing liquidity to its limited partners. Transactions under the Plan will be disclosed publicly through Form 4s filed with the Securities and Exchange Commission. The Company does not undertake any obligation to report any 10b5-1 plans that may be adopted by any of the Company’s board members or executive officers in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Brian W. Adams
Brian W. Adams
Chief Financial Officer

Dated: February 22, 2018